MATTHEW 25 FUND, INC


ANNUAL REPORT

December 31, 2001













Matthew 25 Fund
605 Cloverly Avenue
Jenkintown, PA  19046
1-888-M25-FUND

























Dear Shareholders of Matthew 25 Fund, Inc.,

     Our Fund achieved a gain of 10.69% for the full year of 2001. Since the fund's inception on 10/16/95 through 12/31/01 our fund has gained 149.72%. This is a compounded annual growth rate of 15.85%, without any down years.

     In this letter I wish to explain my thoughts on Investment Strategies, which differ from Investment Styles. Very often a fund is identified by its investment style, such as various market caps, value or growth, international,
technology, etc.   Most investors would understand that our Fund blends value and growth investing in securities selected from all market caps. What does not receive much press is what strategy is applied in an individual portfolio or in a mutual fund. Investment strategy is the technique an investor uses in order to perform better than average or more simply to try to make more money. I propose that there are really five basic strategies, however, I welcome your input on this subject. I will give a brief description of each strategy and also identify the two that I use in our fund.

Speculation: Speculation is investing in vehicles that offer high potential returns but are accompanied by substantial risks of permanent capital loss. This is the concept in buying a lottery ticket. Some examples of speculative assets in public markets would be options, penny stocks, or aggressive growth stocks. Active trading and wide diversification are often associated with speculative assets in order to mitigate some of the inherent risks. Even though the returns may be enticing, our Fund tries to avoid speculation.

Leverage: Leverage is an innocuous term for borrowing money on an investment. Leverage in investments would include the buying of securities on margin or trading in futures or other derivatives. Quite simply, if you were to buy an exchange traded Index on margin, and the market went up more than your margin interest then you would outperform the market. But if the market stayed flat or went down you would under perform. Suffice it to say that leverage works great on the upside, but it is detrimental and often disastrous on the downside. Our Matthew 25 Fund is not permitted to use leverage to invest.

Macroanalysis: Macroanalysis is trying to outperform by interpreting the big picture. This strategy may be called "top down" analysis. Some examples would include market timing, asset allocation, economic forecasting or market sector rotation. This technique is intellectually appealing, especially as it relates to investing in specific market sectors; however, I have not found enough empirical evidence to validate its use in our fund.

Microanalysis: Microanalysis is the study of specific businesses or organizations and the securities issued by these entities. This strategy is sometimes called the "bottoms up" approach. This process is wholeheartedly utilized within our fund. The intent is to gain advantage over others by knowing a particular business and the intrinsic value of its securities better than others. This requires quantitative and qualitative knowledge about each investment. It is labor intensive but I believe tremendously valuable if done correctly.

Concentration: Concentration of investments is the antithesis of diversification. This strategy is also called "focus investing." Modern portfolio theory unequivocally endorses wide diversification. Diversification leads to placing a low percentage of one's money in many different investments. It is true that diversification reduces your risk but it reduces your reward at the same rate. Let me show you the math. Assume that you had 100 stocks in one portfolio and 10 stocks in another.


Diversified Portfolio (100 stocks with a 1% holding in each security)
	99 stocks are up 10% (equal to the market average)

If 1 stock is up 50% then your return is 10.4% or 0.5% above the average return
        or
If 1 stock is down 50% then your return is 9.4% or 0.5% below the average return.

Focus Portfolio (10 stocks with a 10% holding in each security)
	9 stocks are up 10% (equal to the market average)

	If 1 stock is up 50% then your return is 14.0% or 5.0% above the average return.
	or
	If 1 stock is down 50% then your return is 4.0% or 5.0% below the average return.

As you can see by concentrating your portfolio 10 fold (holding 10 stocks instead of 100) you increase your risk and return on each individual security move exactly 10 times. Diversification tends to be overused in most mutual funds. It also inadvertently reduces the benefits of good research. Many funds claim to perform in-depth research but they dilute their efforts by buying 100 or more securities. Our fund tries to keep its holdings between 15 and 22 investments. Concentration of our portfolio in unison with microanalysis are the strategies endorsed and utilized by our Matthew 25 Fund.
     In the remainder of this letter I will give you an update on our investments. This will be done in two parts. First is the security's price change for the year along with a grade for the four categories that I use to rate a stock or bond. The grades are the same as in academia, with an "A" for outstanding, a "B" for very good, a "C" for average, a "D" for poor, and a "F" for failure. Second is my thoughts and outlook for each security.

               2001
Security   Price Change    Business    Management    Financial     Price
Advanta      +12.8%           B            A            C            A
Advanta appears to finally have the negative surprises behind it. They should complete a buyback of 1.5 million shares this spring. The Chairman voluntarily waived his salary for the next three years and he will receive options on 1.5 million shares of class B stock. This is an affirmation that Advanta's future looks bright.

Alexander &
Baldwin       +1.7%           B            B            A            A
ALEX is a new purchase this year. It is a great value play with a shipping business, 5.1 million sq. ft. of leaseable commercial space, and 91,000 acres in Hawaii.

Advanced Micro
Devices       +14.8%          B            A            B            B
AMD is a semiconductor manufacturer. It had a turbulent year due to weak computer and telecommunications markets. AMD was gaining market share once again until Intel initiated an aggressive price war. Short-term outlook is still weak but stock has great potential over the next 2 to 3 years.

AT&T          +39.4%           C           C            B            B
We became owners of AT&T when it acquired TCI (cable). I was interested in retaining an investment in cable. AT&T's cable business is finally going to be separated by merging with Comcast. I will keep our new Comcast shares and eventually sell the remaining AT&T businesses.

                 2001
Security    Price Change    Business   Management   Financial      Price
Berkshire
Hathaway         +6.5%          A          A+           A            C
Berkshire is run by the best business mind in the country, Warren Buffett. His strategy, for the past few years, has been the acquisition of whole companies. Stock is fairly priced. I sold some shares during the year but intend to keep the remaining shares because it is an exceptional company.

Commonwealth
Bancorp         +43.6%          B          A            B            B
Commonwealth has successfully transformed from a thrift to a community bank. Through stock buybacks over the past 5 years it has reduced its shares outstanding from 18.1 to 10.6 million. There is more work to be done but the bank is on track. This is a fine business to own.

Corning         -83.1%          A          B             C            A
This is a new investment in our Fund. I started to buy shares in the low $20's after it had already declined around 55%. I am still purchasing shares and will continue to do so through this year. Corning is the top manufacturer in fiber optic cable, flat glass in LCD monitors and flat screen TV's, and filters for diesel catalytic converters. Its business is currently weak but probably has the best long-term potential of all our fund's investments.

Freddie
Mac              -5.0%          A+         B              B            A
Earnings were up 23% this year. I have some concerns about the lack of information on interest rate hedging done by Freddie. Stock is only at a
14.3 Price to Earnings ratio. Under existing government rules, this is a wonderful business with great market advantages.

Home
Depot           +11.7%          A          B              A             D
HD has had a management change at the top. Time will tell if the new team is as high caliber as previous management. Stock appears expensive. I will probably continue to sell shares if price remains strong.

MBIA             +8.5%          A          A              A              B+
MBIA is a monoline insurer. Earnings grew 14% this year. Company feels that it is generating new business at higher returns on capital. The outlook for MBIA and its stock is very high.

PG&E Preferred
Stock           +13%            B          B              D               A+
PG&E is the largest utility in California. It filed for chapter 11 to stop the losses due to its state's energy crisis. Share prices dropped precipitously during year and then netted out positive by year-end. Our Fund has an unrealized gain of over $1.3 million from this year's purchases. Shares still offer greater than 20% annual returns based on plan of reorganization. I intend to sell shares if prices appreciate closer to fair value over the next two years.

Polaris        +45.3%          A           A              A               B
Polaris is a manufacturer of snowmobiles, watercrafts, ATV's, and motorcycles. Polaris has admirable attributes for a company. Polaris' stock had a great run up in price this year; however, it is only closer to its fair value and not overpriced. This stock should deliver better than average returns for the coming years.


                      2001
Security     Price Change    Business     Management    Financial       Price
Stilwell        -31.5%          A            A             A              B
Owns Janus, DST, Berger & Nelson, which are some great businesses. Mutual fund management is volatile but generates high free cash flows. This year was a year of negative volatility. Stilwell is undervalued, however, the company was not able to buy its shares because it was compelled under contract to buy shares of its subsidiary, Janus. I intend to hold our investment and will add to it either on price declines or an improvement in Janus' investment performance.

UPS             -7.2%           A            A             A               C
I am slowly building our position in UPS common stock and hope to be able to build a significant holding within our Fund. I am waiting for a better price as compared to intrinsic value. This will occur either by slowly buying the stock if it remains flat over the next two years or to buy shares aggressively on a sudden price decline. In either event I believe UPS is an attractive long-term investment.

WorldCom         +4.2%          B+           A             C               B
WorldCom is adapting to the changes in the telecommunication field better than its competitors. Management is very capable and decisive. We should know within two years if this investment is a keeper or it is a position to be sold.

Willow Grove
Bancorp          +62.1%         B            B             A               A
Willow Grove was a financial and emotional roller coaster this year. To start the year WGBC had two dire and significant loan losses. Management reacted well to address its problems but this was disconcerting. Late in the year this bank announced that it will become fully, publicly owned by selling its shares held in the mutual holding corp. This action supported and drove further the price appreciation of the stock. The ride is far from over if WGBC prudently adds branches and loans. Also, as soon as permissible, it should aggressively buy back shares if its stock is selling at or below book value.

     The one advantage to a weak stock market, such as we've had the past two years, is that it allows you time to set your portfolio with investments that offer the best risk/reward comparisons. I am very sanguine about our holdings. Fight the apathy or disgust that the market doldrums can lead you to feel. American businesses will grow again and our investments should benefit when better times come. Please call or write me with any comments or questions that you may have. As always, thank you for allowing us to work for you.

                                                 Gratefully yours,

                                                 Mark Mulholland
                                                 President













MATTHEW 25 FUND, INC.
PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from its inception, October 16, 1995 to years ending 1995 through 2001. These changes are then compared to a $10,000 investment in the Value Line Index, which is an index comprised of 1,665 stocks, for the same period. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

         Incep. Yr. EndedYr. EndedYr. EndedYr. EndedYr. EndedYr. EndedYr. Ended 10/16/9512/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01
M25Fund  $10,000 $10,320  $12,248  $17,104  $21,539  $21,772  $22,560  $24,972
V.L.Idx $10,000  $10,287  $12,322  $15,827  $16,748  $18,517  $20,304  $22,513

$26,000 |
	|
$25,000 |                                                                 #
        |
$24,000 |
        |
$23,000 |
        |                                                        #        *
$22,000 |
        |                                      #         #
$21,000 |
	|
$20,000 |                                                        *
	|
$19,000 |
        |                                                *
$18,000 |
	|
$17,000 |                             #        *
	|
$16,000 |                             *
	|
$15,000 |
	|
$14,000 |
	|
$13,000 |
	|
$12,000 |                    # *
        |
$11,000 |                                                  # = Matthew 25 Fund
        |          # *                                     * = Value Line Index
$10,000 |__# *__________________________________________________________________

        10/16/95 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 2/31/01

            76    Annual   Annual   Annual   Annual   Annual   Annual Compounded
           Days    Return   Return   Return   Return   Return   Return   Average
          12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01 Annual
Mtthw25Fnd 3.20%   18.68%   39.65%   25.93%   1.08%    3.62%    10.69%   15.85%
VlLineIdx  2.87%   19.78%   28.45%   5.82%    10.56%   9.65%    10.88%   13.94%

See accompanying notes to financial statements.

MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
DECEMBER 31, 2001

                             Number of Shares  Historical Cost     Value
COMMON STOCKS  --  86.07%

BANKS & FINANCE  --  17.28%

 Advanta Corporation, Class A       135,000     $1,401,461       $1,341,900
 Advanta Corporation, Class B        52,000        401,672          473,200
 Commonwealth Bancorp, Inc.         100,000      1,367,282        2,215,000
 Willow Grove Bancorp, Inc.         110,500      1,118,937        2,126,020
                                                ___________      ___________
                                                 4,289,352        6,156,120

COMMUNICATIONS  --  7.05%
 AT&T Corporation                    52,000        853,784          943,280
 AT&T Wireless                       16,089        233,510          231,199
 WorldCom, Inc.*                     84,000      1,354,957        1,182,720
 MCI                                 12,000        199,913          152,400
                                                  __________      __________
                                                 2,642,164        2,509,599


INSURANCE  --  12.35%
 MBIA, Inc.                          82,000      3,179,253        4,397,660
                                                ____________     _____________
                                                 3,179,253        4,397,660


INVESTMENT ADVISORY  --  3.65%
 Stilwell Financial                  47,700      1,163,399        1,298,394
                                                ____________     _____________
                                                 1,163,399        1,298,394

MANUFACTURING  --  17.91%
 Advanced Micro Devices*             73,000      1,137,435        1,157,780
 Corning Corp*                      100,000      1,388,995          892,000
 Polaris Industries, Inc.            75,000      2,641,243        4,331,250
                                                ____________     _____________
                                                5,167,673         6,381,030


MORTGAGE SECURITIES  --  15.88%
 Federal Home Loan                   86,500     3,146,660         5,657,100
                                                _____________    ____________
                                                3,146,660         5,657,100

CONGLOMERATE  --  4.67%
 Berkshire Hathaway, Class A*           21        993,323         1,587,600
 Berkshire Hathaway, Class B*           30         33,486            75,750
                                                _____________    ___________
                                                1,026,809         1,663,350

RETAIL  --  2.43%
 Home Depot, Inc.                   17,000        241,992           867,170
                                                _____________     ___________
                                                  241,992           867,170
See accompanying notes to financial statements.


MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
DECEMBER 31, 2001

                             Number of Shares  Historical Cost     Value
TRANSPORTATION  --  4.85%
 Alexander & Baldwin                28,000      $  633,816       $  747,600
 United Parcel Service              18,000       1,006,627          981,000
                                                ______________    ______________
                                                 1,640,443        1,728,600

                                                ______________    ______________
TOTAL COMMON STOCKS                             22,497,745       30,659,023



PREFERRED STOCKS  --  7.11%
UTILITIES  --  7.11%
 Pacific G&E Corp. 6% Preferred*    45,000         584,307           787,500
 Pacific G&E Corp. 4.8% Preferred*  64,600         642,643           813,314
 Pacific G&E Corp. 7.04% Preferred* 50,300         694,296           930,550
                                                 ____________      _____________
                                                 1,921,246         2,531,364
                                                 ____________      _____________

TOTAL PREFERRED STOCKS                           1,921,246         2,531,364


CORPORATE BONDS  --  4.55%
UTILITIES -- 4.55%
 Pacific G&E Corp. 7.9% Quip*       79,100         834,467         1,622,341
                                                 _____________     _____________
                                                   834,467         1,622,341
                                                 _____________     _____________
TOTAL CORPORATE BONDS                              834,467         1,622,341


CONVERTIBLE BONDS  --  1.04%
MANUFACUTRING  --  1.04%
 Corning Corp. 3.5% due 11/01/08         50           50,003          56,375
 Corning (Oak) Corp. 4.875% due 3/01/08 350          330,566         312,813
                                                 _____________     _____________
                                                     380,569         369,188

                                                 _____________     _____________
TOTAL CONVERTIBLE BONDS                              380,569         369,188


                                                  _____________    _____________
TOTAL INVESTMENTS  --  98.77%                    $25,634,027     $ 35,181,916
 Other Assets Less Liabilities  --  1.23%                             439,329
NET ASSETS  100.00%                                                _____________
                                                                 $ 35,621,245


* Non-income producing security during the year

See accompanying notes to financial statements.


MATTHEW 25 FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investments in securities at value (cost $25,634,027)            $35,181,916
 Cash                                                                211,652
 Receivables:
   Dividends                                                          38,870
   Interest                                                            5,911
   Due from broker                                                   114,746
   Fund shares sold                                                  100,000
                                                                 ____________
       TOTAL ASSETS                                               35,653,095


LIABILITIES
 Accounts payable                                                     2,350
 Due to Advisor (Note 2)                                             29,500
                                                                 ____________
     TOTAL LIABILITIES                                               31,850



NET ASSETS: (Equivalent to $11.97 per share based on            $35,621,245
2,976,671 shares of capital stock outstanding 100,000,000       =============
shares authorized, $0.01 par value)



COMPOSITION OF NET ASSETS

 Shares of common stock                                             $29,767
 Additional paid-in capital                                      26,043,589
 Net unrealized appreciation of investments                       9,547,889
                                                                 _____________


NET ASSETS                                                      $35,621,245


















See accompanying notes to financial statements.

MATTHEW  25  FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
 Dividends                                                       $380,314
 Interest                                                          14,755
                                                                __________

TOTAL INVESTMENT INCOME                                           395,069



EXPENSES:
 Audit                                                              6,000
 Bank fees                                                            231
 Director's fees and expenses                                      13,025
 Insurance                                                         15,172
 Investment advisory fee (Note 2)                                 311,739
 IRA  trustee expense                                               5,386
 Office Expense                                                     2,239
 Postage and printing                                               6,767
 Registration and compliance                                        8,803
 Shareholder reporting                                              7,306
 Software                                                           9,357
 State and local taxes                                              2,450
 Telephone                                                          1,081
                                                                 _____________
          TOTAL EXPENSES                                          389,556
Less, expense reduction from investment advisor (Note 2)           (5,989)
                                                                 _____________
          NET EXPENSES                                            383,567
                                                                 _____________

          NET INVESTMENT INCOME                                    11,502

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                285,035
  Net change in unrealized appreciation of investments          2,951,961
  Net realized and unrealized gain on investments               3,236,996



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $  3,248,498






See accompanying notes to financial statements.







MATTHEW 25 FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000



                                                            2001       2000
                                                          _________  _________
INCREASE IN NET ASSETS FROM OPERATIONS:

 Net Investment income (loss)                            $ 11,502   $ (18,604)
 Net realized gain on investments                         285,035      85,206
 Net change in unrealized appreciation on investments   2,951,961     923,267
                                                        ___________  __________


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:                              3,248,498      989,869


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                    (11,502)          0
 Net realized gain on investments                        (285,035)     (66,602)

CAPITAL SHARE TRANSACTIONS (Note 4)                     5,619,401      724,971
                                                        ___________  __________

NET INCREASE IN NET ASSETS                              8,571,362    1,648,238


NET ASSETS, BEGINNING OF YEAR                          27,049,883   25,401,645
                                                      ____________  ____________


 NET ASSETS, END OF YEAR                              $ 35,621,245   $27,049,883
                                                     ============== ============



















See accompanying notes to financial statements.





MATTHEW 25 FUND, INC.
FINANCIAL HIGHLIGHTS AND RELATED RATIOS / SUPPLEMENTAL DATA
For a Share Outstanding Throughout the Year Ending:




                                      2001      2000     1999     1998     1997

Net asset value,
  Beginning of year................ $10.90    $10.55   $10.49    $8.50    $6.11

Income from investment operations
  Net investment income (loss)......  0.00     (0.01)   (0.03)   (0.02)    0.01

Net gains on investments both
  realized and unrealized??.........  1.17      0.39     0.15     2.22     2.41

Total from investment operations.... 12.07     10.93    10.61    10.70     8.53

Less, distributions................. (0.10)    (0.03)   (0.06)   (0.21)   (0.03)

Net asset value,
  End of year...................... $11.97    $10.90   $10.55   $10.49    $8.50

Total return....................... 10.69%     3.62%    1.08%   25.93%   39.65%

Net assets, end of year
  (000's omitted).................. $35,621   $27,050   $25,402 $21,327  $10,579

Ratio of expenses, after expense
  reimbursement, to average
  net assets.......................  1.23%    1.22%     1.22%   1.26%     1.26%

Ratio of investment income, net to
  average assets.................... 0.04%   (0.07)%   (0.24)% (0.25)%    0.31%

Portfolio turnover rate............. 26.42%   30.80%    17.88%  30.64%     9.89%



















See accompanying notes to financial statements.


MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

NOTE 1 - Summary of Significant Accounting Policies

Nature of Operations
_____________________
Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuations
____________________
The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.


Federal Income Taxes
_____________________
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.


Distribution to Shareholders
_____________________________
The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.


Other
______
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates
__________
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




NOTE 2 - Investment Advisory Agreement and Other Related Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for 2001, as computed pursuant to the investment advisory agreement, totaled $311,739. The Advisor has agreed to accept as its advisory fee for 2001 the amount it was paid in 2001 totaling $305,750 and to waive any and all rights to the difference between actual management fees paid and fees per the agreement. The management fee waived for 2001 was $5,989.

Mr. Mark Mulholland is the sole director and officer of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning& Scattergood Inc. During the year ended December 31, 2001, the Fund paid brokerage commissions of $22,417 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $5,524. Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 3 - Investments

For the year ended December 31, 2001, purchases and sales of investment securities other than short-term investments aggregated $13,407,202 and $8,125,979 respectively. At December 31, 2001, the gross unrealized appreciation for all securities totaled $10,369,886 and the gross unrealized depreciation for all securities totaled $821,997 or a net unrealized appreciation of $9,547,889. The aggregate cost of securities for federal income tax purposes at December 31, 2001 was $25,634,027.

NOTE 4 - Capital Share Transactions

As of December 31, 2001, there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $26,073,356. Transactions in capital stock were as follows for the years ended:


                               December 31, 2001            December 31, 2000
                              __________________           __________________
                             Shares         Amount       Shares         Amount
                             ______         ______       ______        _______
Shares sold                   570,926     $6,452,834     252,736    $2,641,426
Shares issued in
 reinvestment of dividends     24,823        296,536       6,094        66,602
Shares redeemed              (100,235)    (1,129,969)   (186,063)   (1,983,057)
                              ________      ________     ________    _________
Net Increase                  495,514     $5,619,401      72,767      $724,971


NOTE 5 - Distributions to Shareholders

On December 28, 2001, distributions of $0.0039 per share aggregating $11,502 and $0.0968 per share aggregating $285,035 were paid to shareholders of record on this same date from net investment income and net long-term capital gains.


Independent Auditor's Report



To the Shareholders and Board of Directors
Matthew 25 Fund, Inc.
Jenkintown, Pennsylvania


We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999, were audited by other auditors whose report, dated January 25, 2000 expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, verified by examination and by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                        Sanville & Company
January 31, 2002                              Certified Public Accountants